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                               Janus Venture Fund
                       Supplement dated December 21, 2000
                    to Prospectus dated January 31, 2000, as
                          supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

The following information supplements the information under "Management of the Fund -- Portfolio Managers":

Effective December 31, 2000, Jonathan D. Coleman will no longer be an Executive Vice President or a Co-Manager of the Fund, and William H. Bales will become the sole Portfolio Manager of the Fund. Mr. Bales' biographical information currently appears in the Prospectus. Mr. Coleman will become an Assistant Portfolio Manager of Janus Fund.

                                                            VENSUPP-12/21/00